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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2000

                          SHOPPERS FOOD WAREHOUSE CORP.
             (Exact name of registrant as specified in its charter)


        Delaware                     333-32825                   53-0231809
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(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)



  11840 Valley View Road, Eden Prairie, Minnesota                      55344
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    (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000



   4600 Forbes Blvd., Lanham, Maryland                                 20706
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          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountants.

         On February 21, 2000, Shoppers Food Warehouse Corp. ("Shoppers"), selected KPMG LLP ("KPMG") to serve as its independent public accountants for the fiscal year ended January 30, 2000, and, accordingly dismissed Ernst & Young LLP ("Ernst & Young"), its former independent public accountants, effective immediately. The decision to engage KPMG and dismiss Ernst & Young was approved by unanimous written consent of the Board of Directors of Shoppers on February 21, 2000. Shoppers' change in certifying accountants is not the result of any disagreement between the parties. The change is the result of the acquisition of Richfood Holdings, Inc., which indirectly owns all the outstanding common stock of Shoppers, by SUPERVALU INC. and SUPERVALU INC.'S desire to have the same certifying accountant for SUPERVALU INC.and Shoppers.

         The report of Ernst & Young on the financial statements of Shoppers for the fiscal year ended January 30, 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During Shoppers' fiscal year ended January 30, 1999 and the interim period through February 21, 2000, there was no disagreement with Ernst & Young regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its reports (a "Disagreement") and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event"). Ernst & Young has not reviewed the annual financial statements of Shoppers since April 26, 1999 (the date of Ernst & Young's report for the fiscal year ended January 30, 1999) and Ernst & Young did not perform any annual audit procedures with respect to the fiscal year ended January 29, 2000. Shoppers has authorized Ernst & Young to respond fully to the inquiries of Shoppers' successor accountants.

         Shoppers has not, during Shoppers' fiscal year ended January 30, 1999 or the subsequent interim period through February 21, 2000, consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Shoppers' financial statements, and neither a written report was provided to Shoppers or oral advice was provided that KPMG concluded was an important factor considered by Shoppers in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement with Ernst & Young or a Reportable Event.

         Shoppers has furnished Ernst & Young with a copy of this Form 8-K and has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ernst & Young's letter to the Commission, dated February 21, 2000, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

         16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 21, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 21, 2000

                                        SHOPPERS FOOD WAREHOUSE CORP.


                                        By:   /s/ Pamela K. Knous
                                           -------------------------------------
                                              Pamela K. Knous
                                              Vice President and
                                                Chief Financial Officer
                                              (Authorized Officer of Registrant)

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                                  EXHIBIT INDEX


16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 21, 2000.

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